Exhibit 10.1
EXECUTION COPY
FIRST AMENDMENT
          FIRST AMENDMENT, dated as of April 24, 2006 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of December 13, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among R.H. Donnelley Corporation (“Holdings”), R.H. Donnelley Inc. (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), Deutsche Bank Trust Company Americas, as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
W I T N E S S E T H:
          WHEREAS, the Borrower and Holdings have requested that the Lenders amend the Credit Agreement to provide for (i) a new tranche of term loans in an aggregate principal amount of $323,426,647.62 (the “Tranche A-4 Term Loans”), the proceeds of which will be utilized, together with the proceeds of the Tranche D-2 Term Loans, to refinance the currently outstanding Tranche A-2 Term Loans and Tranche A-3 Term Loans and which, except as amended hereby, will have the same terms as the Tranche A-2 Term Loans, (ii) a new tranche of term loans in an aggregate principal amount of $1,422,032,204.12 (the “Tranche D-2 Term Loans” and, together with the Tranche A-4 Term Loans, the “New Term Loans”), the proceeds of which will be utilized, together with the proceeds of the Tranche A-4 Term Loans, to refinance the currently outstanding Tranche D Term Loans and which, except as amended hereby, will have the same terms as the Tranche D-1 Term Loans, (iii) the establishment of new commitments (the “New Revolving Commitments”) to make Revolving Loans, and to acquire participations in Letters of Credit and Swingline Loans under the Credit Agreement, which will replace all existing Revolving Commitments and which, except as amended hereby, will have the same terms as the existing Revolving Commitments (and with any outstanding Letters of Credit and Swingline Loans under the Revolving Commitments to be deemed outstanding under the New Revolving Commitments upon the effectiveness thereof) and (iv) new revolving loans thereunder (the “New Revolving Loans” and, together with the New Term Loans, the “New Loans”), the proceeds of which will be utilized to refinance the currently outstanding Revolving Loans and which, except as amended hereby, will have the same terms as the currently outstanding Revolving Loans;
          WHEREAS, the Borrower and Holdings have also requested that the Lenders agree to effect certain other modifications to the Credit Agreement as described herein;
          WHEREAS, each existing Tranche A-2 Term Lender (an “Existing Tranche A-2 Term Lender”) and each existing Tranche A-3 Term Lender (an “Existing Tranche A-3 Term Lender”) that executes and delivers this Amendment specifically in the capacity of a renewing term lender (a “Renewing Tranche A Term Lender”) will be deemed (a) to have agreed to the terms of this Amendment, (b) upon the First Amendment Effective Date (as defined below), to have made a commitment to make Tranche A-4 Term Loans in an aggregate principal amount up to, but not in excess of, the sum of (i) its Tranche A-2 Term Percentage (if any) of $235,836,066.25 and (ii) its Tranche A-3 Term Percentage (if any) of $87,590,581.37, as applicable (as to each such Renewing Tranche A Term Lender, the “Maximum Tranche A

Rolled Amount”), and (c) upon the First Amendment Effective Date, to have made Tranche A-4 Term Loans in such amount (not in excess of its Maximum Tranche A Rolled Amount) as is determined by the Borrower and J.P. Morgan Securities Inc., as sole lead arranger and bookrunner for this Amendment (in such capacity, the “Lead Arranger”), and notified to such Renewing Tranche A Term Lender on or prior to the First Amendment Effective Date by exchanging Tranche A-2 Term Loans and/or Tranche A-3 Term Loans, as applicable, in such amount for Tranche A-4 Term Loans in an equal principal amount;
          WHEREAS, each existing Tranche D Term Lender (an “Existing Tranche D Term Lender”) that executes and delivers this Amendment specifically in the capacity of a renewing term D lender (a “Renewing Tranche D-2 Term Lender” and, together with the Renewing Tranche A Term Lenders, the “Renewing Term Lenders”) will be deemed (a) to have agreed to the terms of this Amendment, (b) upon the First Amendment Effective Date, to have made a commitment to make Tranche D-2 Term Loans in an aggregate principal amount up to, but not in excess of, its Tranche D Term Percentage of $1,422,032,204.12 (as to each such Renewing Tranche D-2 Term Lender, the “Maximum Tranche D-2 Rolled Amount”), and (c) upon the First Amendment Effective Date, to have made Tranche D-2 Term Loans in such amount (not in excess of its Maximum Tranche D-2 Rolled Amount) as is determined by the Borrower and the Lead Arranger and notified to such Renewing Tranche D-2 Term Lender on or prior to the First Amendment Effective Date by exchanging Tranche D Term Loans in such amount for Tranche D-2 Term Loans in an equal principal amount;
          WHEREAS, each existing Revolving Lender (an “Existing Revolving Lender”) that executes and delivers this Amendment specifically in the capacity of a renewing revolving lender (a “Renewing Revolving Lender” and, together with the Renewing Term Lenders, the “Renewing Lenders”) will be deemed (a) to have agreed to the terms of this Amendment, (b) upon the First Amendment Effective Date, to have made a commitment to provide New Revolving Commitments in an aggregate amount up to, but not in excess of, its Revolving Percentage of $175,000,000.00 (as to each such Renewing Revolving Lender, the “Maximum Revolving Commitment Rolled Amount”) and (c) upon the First Amendment Effective Date, to have provided New Revolving Commitments in such amount (not in excess of its Maximum Revolving Commitment Rolled Amount) as is determined by the Borrower and the Lead Arranger and notified to such Renewing Revolving Lender on or prior to the First Amendment Effective Date by exchanging existing Revolving Commitments in such amount for New Revolving Commitments in equal amounts (it being understood that New Revolving Loans will be made under the New Revolving Commitments in an aggregate amount sufficient to repay the then outstanding Revolving Loans under the Revolving Commitments);
          WHEREAS, each Person that executes and delivers this Amendment in the capacity of an additional tranche A term lender (an “Additional Tranche A Term Lender” (which term will include any Existing Tranche A-2 Term Lender or Existing Tranche A-3 Term Lender undertaking a commitment in respect of Tranche A-4 Term Loans in excess of its Maximum Tranche A Rolled Amount, to the extent of such excess)) or in the capacity of an additional tranche D-2 term lender (an “Additional Tranche D-2 Term Lender” (which term will include any Existing Tranche D Term Lender undertaking a commitment in respect of Tranche D-2 Term Loans in excess of its Maximum Tranche D-2 Rolled Amount, to the extent of such excess) and, together with the Additional Tranche A Term Lenders, the “Additional Term Lenders”) will make Tranche A-4 Term Loans or Tranche D-2 Term Loans, as the case may be (the “Additional Term Loans”), on the First Amendment Effective Date, the proceeds of which will be used to repay the principal amount of outstanding Tranche A-2 Term Loans, Tranche A-3 Term Loans and Tranche D Term Loans, as applicable;
          WHEREAS, each Person that executes and delivers this Amendment in the capacity of an additional revolving lender (an “Additional Revolving Lender” (which term will include any Existing Revolving Lender undertaking commitments in respect of New Revolving Commitments in excess of its Maximum Revolving Commitment Rolled Amount, to the extent of such excess) and, together with the Additional Term Lenders, the “Additional Lenders”) will provide New Revolving Commitments (“Additional Revolving Commitments) on the First Amendment Effective Date, with the proceeds of New Revolving Loans (the “Additional Revolving Loans” and, together with the Additional Term Loans, the “Additional Loans”) to be used to repay the principal amount of outstanding Revolving Loans;
          WHEREAS, each Person that executes and delivers this Amendment in the capacity of a consenting lender (a “Consenting Lender”) will be deemed to have agreed to the terms of this Amendment;
          WHEREAS, the Lenders are willing, subject to the terms and conditions set forth herein, to so amend the Credit Agreement; and
          WHEREAS, the Renewing Lenders and the Additional Lenders (collectively, the “New Lenders”) are severally willing to make or provide the New Loans and/or New Revolving Commitments, as the case may be, as contemplated hereby, in each case, subject to the terms and conditions set forth herein.
          NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:
          SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
          SECTION 2. Supplement to the Credit Agreement.
          2.1. Subject to the terms and conditions set forth herein, (i) each Renewing Term Lender agrees to make Tranche A-4 Term Loans or Tranche D-2 Term Loans, as the case may be, to the Borrower on the First Amendment Effective Date in such amount (not in excess of its Maximum Tranche A Rolled Amount or Maximum Tranche D-2 Rolled Amount, as applicable) as is determined by the Borrower and the Lead Arranger and notified to such Lender on or prior to the First Amendment Effective Date by exchanging its (x) Tranche A-2 Term Loans and/or Tranche A-3 Term Loans, as the case may be, in such amount for Tranche A-4 Term Loans in an equal principal amount and/or (y) Tranche D Term Loans in such amount for Tranche D-2 Term Loans in an equal principal amount, (ii) each Additional Term Lender agrees to make Tranche A-4 Term Loans and/or Tranche D-2 Term Loans, as the case may be, to the Borrower on the

First Amendment Effective Date in a principal amount equal to such Additional Term Lender’s Tranche A-4 Term Loan Commitment or Tranche D-2 Term Loan Commitment, as applicable, (iii) each Renewing Revolving Lender agrees to provide New Revolving Commitments to the Borrower on the First Amendment Effective Date in such amount (not in excess of its Maximum Revolving Commitment Rolled Amount or Maximum Revolving Loan Rolled Amount, as applicable) as is determined by the Lead Arranger and notified to such Lender on or prior to the First Amendment Effective Date by exchanging its Revolving Commitments in such amount for New Revolving Commitments in equal amount and (iv) each Additional Revolving Lender agrees to provide New Revolving Commitments to the Borrower on the First Amendment Effective Date in an amount equal to its Additional Revolving Commitment Amount (all Letters of Credit and Swingline Loans outstanding under the Revolving Commitments as of the First Amendment Effective Date shall cease to be outstanding thereunder and shall be deemed to be outstanding under the New Revolving Commitments as of such First Amendment Effective Date). For purposes hereof and of the Credit Agreement, a Person shall become an Additional Lender by executing and delivering a signature page to this Amendment pursuant to which such Person (i) commits to make or provide Additional Loans and/or Additional Revolving Commitments on the First Amendment Effective Date in the amounts set forth on such signature page and (ii) agrees to become party to the Credit Agreement as a Tranche A-4 Term Lender, Tranche D-2 Term Lender and/or Revolving Lender, as the case may be, and to be bound by the terms and provisions thereof. The “Tranche A-4 Term Loan Commitment”, “Tranche D-2 Term Loan Commitment”, or “Additional Revolving Commitment Amount”, as the case may be, of such Additional Lender shall be the amount set forth on its signature page to this Amendment or such lesser amount as is allocated to it by the Borrower and the Lead Arranger by notice to such Lender prior to the First Amendment Effective Date. The Tranche A-4 Term Loan Commitments, Tranche D-2 Term Loan Commitments and Additional Revolving Commitment Amounts of the New Lenders are several and no New Lender shall be responsible for any other New Lender’s failure to make New Loans or provide New Revolving Commitments. The amount of each Renewing Lender’s Tranche A-4 Term Loan, Tranche D-2 Term Loan and/or New Revolving Commitments, as applicable, and the amount of each Additional Lender’s Tranche A-4 Term Loan Commitment, Tranche D-2 Term Loan Commitment and/or Additional Revolving Commitment Amount, as applicable, shall be recorded by the Administrative Agent on its books on the First Amendment Effective Date and notified to the applicable New Lender.
          2.2. All Tranche D-2 Term Loans and New Revolving Loans to be made on the First Amendment Effective Date which are Eurodollar Loans shall have initial Interest Periods ending on the same dates as the Interest Periods applicable to the existing Tranche D Term Loans and Revolving Loans, as applicable, being refinanced, and the Eurodollar Rates applicable to such New Loans during such initial Interest Periods shall be the same as those applicable to the existing Tranche D Term Loans and Revolving Loans, as applicable, being refinanced. For purposes of the foregoing, such Interest Periods shall be assigned to the Additional Loans of each Additional Tranche D-2 Term Lender and Additional Revolving Lender in the same proportion that such Interest Periods applied to the existing Tranche D Term Loans and Revolving Loans, as applicable, on the Amendment First Amendment Effective Date. On the First Amendment Effecitve Date all existing Tranche A-2 Term Loans and Tranche A-3 Term Loans which are Eurodollar Loans shall be deemed to be repaid. Notwithstanding anything to the contrary in the Credit Agreement, with the approval of the Administrative Agent the Borrower shall be permitted to designate the length of the initial Interest Period to be applicable to the Tranche A-4 Term Loans to be made on the First Amendment Effective Date which are Eurodollar Loans. The Borrower shall not be required to make any payments to any Renewing Lender pursuant to Section 4.11 of the Credit Agreement in connection herewith, irrespective of whether such Renewing Lender is a Renewing Tranche A Term Lender, Renewing Tranche D-2 Term Lender or Renewing Revolving Lender.
          2.3. On the First Amendment Effective Date, the Borrower shall apply the proceeds of the Additional Loans to prepay in full all Tranche A-2 Term Loans, Tranche A-3 Term Loans, Tranche D Term Loans and Revolving Loans (after giving effect to New Loans made by Renewing Lenders to repay their Tranche A-2 Term Loans, Tranche A-3 Term Loans, Tranche D Term Loans and/or Revolving Loans). On the First Amendment Effective Date, the Borrower shall also pay (i) to each Tranche A-2 Term Lender all accrued and unpaid interest on all Tranche A-2 Term Loans, (ii) to each Tranche A-3 Term Lender all accrued and unpaid interest on all Tranche A-3 Term Loans, (iii) to each Tranche D Term Lender all accrued and unpaid interest on all Tranche D Term Loans, (iv) to each Revolving Lender all accrued and unpaid interest on all Revolving Loans, as well as all accrued and unpaid commitment fees and fees in respect of Letters of Credit payable to such Revolving Lender, (v) to the Swingline Lender, all accrued and unpaid interest on all Swingline Loans and (vi) to the Issuing Lender, all accrued and unpaid fronting fees in respect of outstanding Letters of Credit.
          2.4. On and after the First Amendment Effective Date,
     (i) each reference (singular and plural) contained in the following definitions and Sections to “Tranche A-2 Term Loans”, “Tranche A-2 Term Percentage” and “Tranche A-2 Term Facility” shall be deemed a reference to “Tranche A-4 Term Loans”, “Tranche A-4 Term Percentage” and “Tranche A-4 Term Facility”, respectively: “Interest Period”, Section 4.1, Section 4.2, Section 4.8 and Section 11.18 (and with any reference therein to “Tranche A-3 Term Loans”, “Tranche A-3 Term Percentage” and “Tranche A-3 Term Facility” being deleted);
     (ii) each reference (singular and plural) contained in the following definitions and Sections to “Tranche D-1 Term Lenders”, “Tranche D Term Loans”, “Tranche D Term Percentage” and “Tranche D Maturity Date” shall be deemed a reference to “Tranche D-2 Term Lenders”, “Tranche D-2 Term Loans”, “Tranche D-2 Term Percentage” and “Tranche D-2 Maturity Date”, respectively: “Interest Period”, “Non-Cash Pay Holdings Debt”, “Non-Cash Pay Preferred Stock”, “Permitted Holdings Debt”, Section 4.1, Section 4.2, Section 4.8, Section 4.16, Section 11.1 and Section 11.18; and
     (iii) each reference (singular and plural) in the Credit Agreement to “Revolving Commitment” and “Revolving Loans” shall be deemed a reference to “New Revolving Commitment” and “New Revolving Loans”, respectively.
          Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Lender that was a Tranche A-2 Term Lender, Tranche A-3 Term Lender, Tranche D Term

Lender or Revolving Lender prior to the First Amendment Effective Date in respect of such Lender’s Loans and commitments under the Credit Agreement prior to the First Amendment Effective Date.
          SECTION 3. Amendment of the Credit Agreement. The Credit Agreement is hereby amended, effective as of the First Amendment Effective Date, as follows:
          3.1. Amendments to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended as follows:
     (a) by inserting the following new definitions in appropriate alphabetical order:
     “First Amendment”: the First Amendment to this Agreement, dated as of April 24, 2006.
     “First Amendment Effective Date”: the date on which the conditions precedent set forth in Section 5 of the First Amendment shall have been satisfied.
     “New Revolving Commitment”: as defined in the First Amendment.
     “New Revolving Loan”: as defined in the First Amendment.
     “Tranche A-4 Term Lender”: each Lender that holds a Tranche A-4 Term Loan.
     “Tranche A-4 Term Loan”: as defined in the First Amendment.
     “Tranche A-4 Term Percentage”: as to any Tranche A-4 Term Lender at any time, the percentage which the aggregate principal amount of such Lender’s Tranche A-4 Term Loans then outstanding constitutes of the aggregate principal amount of all the Tranche A-4 Term Loans then outstanding.
     “Tranche D-2 Maturity Date”: June 30, 2011.
     “Tranche D-2 Term Lender”: each Lender that holds a Tranche D-2 Term Loan.
     “Tranche D-2 Term Loan”: as defined in the First Amendment.
     “Tranche D-2 Term Percentage”: as to any Tranche D-2 Lender at any time, the percentage which the aggregate principal amount of such Lender’s Tranche D-2 Term Loans then outstanding constitutes of the aggregate principal amount of all the Tranche D-2 Term Loans then outstanding.
     (b) by amending and restating the definition of Applicable Margin to read in its entirety as follows:

     “Applicable Margin”: for each Type of Loan, the rate per annum set forth below:

	Eurodollar Loans	Base Rate Loans
New Revolving Loans and Swingline Loans	1.25%	0.25%
Tranche A-4 Term Loans	1.25%	0.25%
Tranche D-1 Term Loans and Tranche D-2 Term Loans	1.50%	0.50%
     provided that if at any time the Applicable Margin with respect to any outstanding Tranche C Term Loans is more than 0.50% greater than the Applicable Margin with respect to Tranche D-1 Term Loans and Tranche D-2 Term Loans, the Applicable Margin with respect to Tranche D-1 Term Loans and Tranche D-2 Term Loans shall be increased such that the Applicable Margin with respect to such Tranche D-1 Term Loans and Tranche D-2 Term Loans is equal to the margins applicable to each Type of Tranche C Term Loan minus 0.50% and solely for the purpose of determining any adjustment to the Applicable Margin with respect to Tranche D-1 Term Loans and Tranche D-2 Term Loans required by this proviso, the Applicable Margin with respect to Tranche C Term Loans shall reflect any original issue discount (“OID”) applicable to the Tranche C Term Loans (with OID being equated to Applicable Margin based on an assumed four-year life to maturity).
     (c) by deleting the definition of Facility in its entirety and substituting in lieu thereof the following new definition:
     “Facility”: each of (a) the Tranche A-4 Term Loans (the “Tranche A-4 Term Facility”), (b) the Tranche D-1 Term Loans and the Tranche D-2 Term Loans (the “Tranche D Term Facility”) and (c) the New Revolving Commitments and the extensions of credit made thereunder (the “Revolving Facility”).
     (d) by amending the definition of Interest Period by (x) deleting the word “and” after paragraph (iii) of the proviso thereto, (y) replacing the period after paragraph (iv) of such proviso with a semicolon followed by the word “and” and (z) adding the following new paragraph (v) to such proviso:
     “(v) the Borrower may select, in connection with any scheduled amortization of the Loans and with the approval of the Administrative Agent granted in its discretion and on terms to be specified by it (including the length of the Interest Period to be used to determine the Eurodollar Base Rate with respect thereto which may be different than the number of days actually comprising such Interest Period), Interest Periods of a duration not specified above but so approved by the Administrative Agent.”

     (e) by deleting the definition of Revolving Commitment Period in its entirety and substituting in lieu thereof the following new definition:
     “Revolving Commitment Period”: the period from and including the First Amendment Effective Date to the Revolving Termination Date.
     (f) by deleting the definition of Term Lenders in its entirety and substituting in lieu thereof the following new definition:
     “Term Lenders”: the collective reference to the Tranche A-4 Term Lenders, the Tranche D-1 Term Lenders and the Tranche D-2 Term Lenders.
     (g) by deleting the definition of Term Loans in its entirety and substituting in lieu thereof the following new definition:
     “Term Loans”: the collective reference to the Tranche A-4 Term Loans, the Tranche D-1 Term Loans and the Tranche D-2 Term Loans.
          3.2. Amendment to Section 2.4. Section 2.4 of the Credit Agreement is hereby amended by deleting paragraphs (a), (b) and (c) in their entirety and substituting in lieu thereof the following:
     “(a) The Tranche A-4 Term Loans of each Tranche A-4 Term Lender shall mature in 15 consecutive quarterly installments, commencing on June 30, 2006. The Borrower shall repay the Tranche A-4 Term Loans on each date set forth below in an amount equal to the percentage of the aggregate principal amount of Tranche A-4 Term Loans made on the First Amendment Effective Date set forth opposite such date:

Percentage of Principal
Installment	Amount
June 30, 2006	5.20903%
September 30, 2006	5.20903%
December 31, 2006	5.20903%
March 31, 2007	5.20903%
June 30, 2007	5.20903%
September 30, 2007	5.20903%
December 31, 2007	5.20903%
March 31, 2008	5.20903%
June 30, 2008	5.20903%
September 30, 2008	6.51129%
December 31, 2008	6.51129%
March 31, 2009	6.51129%
June 30, 2009	6.51129%

Percentage of Principal
Installment	Amount
September 30, 2009	13.02258%
December 31, 2009	14.05099%
     (b) [Reserved]
     (c) The Tranche D-2 Term Loan of each Tranche D-2 Term Lender shall mature in 21 consecutive quarterly installments, commencing on June 30, 2006. The Borrower shall repay the Tranche D-2 Term Loans on each date set forth below in an amount equal to the percentage of the aggregate principal amount of Tranche D-2 Term Loans made on the First Amendment Effective Date set forth opposite such date:

Percentage of Principal
Installment	Amount
June 30, 2006	0.25253%
September 30, 2006	0.25253%
December 31, 2006	0.25253%
March 31, 2007	0.25253%
June 30, 2007	0.25253%
September 30, 2007	0.25253%
December 31, 2007	0.25253%
March 31, 2008	0.25253%
June 30, 2008	0.25253%
September 30, 2008	0.25253%
December 31, 2008	0.25253%
March 31, 2009	0.25253%
June 30, 2009	0.25253%
September 30, 2009	0.25253%
December 31, 2009	0.25253%
March 31, 2010	15.15152%
June 30, 2010	15.15152%
September 30, 2010	15.15152%
December 31, 2010	15.15152%
March 31, 2011	17.55051%
June 30, 2011	18.05546%
          3.3. Amendment to Section 4.2. Section 4.2(e) of the Credit Agreement is hereby amended by (i) deleting the word “[Reserved]” and (ii) adding the following paragraph in lieu thereof:

     “Any prepayment of Tranche D-1 Term Loans or Tranche D-2 Term Loans effected on or prior to the first anniversary of the First Amendment Effective Date with the proceeds of a substantially concurrent issuance or incurrence of new term loans which both (x) are incurred for the primary purpose of refinancing such Term Loans and decreasing the Applicable Margin with respect thereto, and (y) otherwise have terms and conditions (and are in an aggregate principal amount) substantially the same as those of such Term Loans, shall be accompanied by a prepayment fee equal to 1% of the amount prepaid.”
          3.4. Amendment to Section 4.16. Section 4.16(a) of the Credit Agreement is hereby amended by deleting the reference to the amount “$100,000,000” in clause (iii) of the proviso in such Section and substituting in lieu thereof a reference to the amount “$50,000,000”.
          3.5. Amendments to Section 8.5. Section 8.5 of the Credit Agreement is hereby amended by (i) deleting the word “and” after paragraph (l) thereof, (ii) replacing the period after paragraph (m) thereof with a semicolon followed by the word “and” and (iii) adding the following new paragraph (n):
               “(n) Other Dispositions of assets (including to Affiliates without regard to the requirements of Section 8.10); provided that the aggregate fair market value of all such assets so Disposed of does not exceed $5,000,000 in any year.”
          3.6. Amendment to Pricing Grid. Annex A to the Credit Agreement is hereby amended by deleting such exhibit in its entirety.
          SECTION 4. Waiver of Right to Refuse Prepayment, Pro Rata Application of Prepayments. The requirements of Sections 4.1(b) and 4.8(b) of the Credit Agreement are hereby waived in order to permit the proceeds of the Tranche A-4 Term Loans and the Tranche D-2 Term Loans to be applied to prepay, in full, the Tranche A-2 Term Loans, the Tranche A-3 Term Loans and the Tranche D Term Loans.
          SECTION 5. Effectiveness. This Amendment shall become effective as of the date (the “First Amendment Effective Date”) on which the following conditions have been satisfied:
     (a) The Administrative Agent (or its counsel) shall have received duly executed and completed counterparts hereof (in the form provided and specified by the Administrative Agent) that, when taken together, bear the signatures of (w) the Borrower and Holdings, (x) the Required Lenders, (y) the Majority Facility Lenders in respect of the Tranche D-1 Term Facility described in clause (b) in the definition of Facility in the Credit Agreement and (z) each Additional Lender.
     (b) The conditions set forth in Section 6.2 of the Credit Agreement shall be satisfied on and as of the First Amendment Effective Date, and the Administrative Agent shall have received a certificate of a Responsible Officer, dated as of the First Amendment Effective Date, to such effect.

     (c) The Administrative Agent shall have received a favorable legal opinion of (i) Jones Day, counsel to the Borrower and Holdings, in form and substance reasonably satisfactory to the Administrative Agent, and (ii) Robert J. Bush, Esq., in form and substance satisfactory to the Administrative Agent, addressed to the Administrative Agent, the Lenders and the New Term Lenders and dated the First Amendment Effective Date, covering such matters relating to the New Loans, this Amendment, the Credit Agreement as amended hereby, and the other Loan Documents and security interests thereunder as the Administrative Agent may reasonably request.
     (d) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Loan Parties, this Amendment, the other Loan Documents and the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent.
     (e) Each Loan Party that has not executed and delivered this Amendment shall have entered into a written instrument reasonably satisfactory to the Administrative Agent pursuant to which it confirms that it consents to this Amendment and the New Loans and that the Security Documents to which it is a party will continue to apply in respect of the Credit Agreement, as amended hereby, and the Obligations of such Loan Party.
     (f) The aggregate amount of Tranche A-4 Term Loan Commitments, Tranche D-2 Term Loan Commitments and Additional Revolving Commitment Amounts of the Additional Lenders, as set forth in their signature page to this Amendment, shall equal or exceed the aggregate principal amount of Tranche A-2 Term Loans, Tranche A-3 Term Loans, Tranche D Term Loans and Revolving Commitments of Lenders other than any Renewing Lenders that are refinanced with Tranche A-4 Term Loans, Tranche D-2 Term Loans and New Revolving Commitments made or provided by such Renewing Lenders.
     (g) All Reimbursement Obligations shall have been paid in full.
     (h) To the extent invoiced, the Administrative Agent shall have received payment or reimbursement of its reasonable out-of-pocket expenses in connection with this Amendment and any other out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
          SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrower and Holdings represents and warrants to each of the Lenders, the Additional Lenders and the Administrative Agent that as of the First Amendment Effective Date:
          6.1. This Amendment has been duly authorized, executed and delivered by it and this Amendment and the Credit Agreement, as amended hereby, constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
          6.2. Each of the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).
          SECTION 7. Effect of Amendment.
          7.1. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and affect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
          7.2. On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
          SECTION 8. General.
          8.1. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
          8.2. Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
          8.3. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

          8.4. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

R.H. DONNELLEY CORPORATION
By:	/s/ Robert J. Bush
	Name:	Robert J. Bush
	Title:	Senior Vice President, General Counsel and Corporate Secretary

R.H. DONNELLEY INC.
By:	/s/ Robert J. Bush
	Name:	Robert J. Bush
	Title:	Vice President, General Counsel and Corporate Secretary

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent
By:	/s/ Susan Lefevre
	Name:	Susan Lefevre
	Title:	Director

By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Vice President

Signature Page to First Amendment